UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 21, 2018
Commission file number: 333-168925

Rarus Technologies Inc.

(Exact name of Company as specified in its charter)

Nevada	27-2015109
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification number)
3445 Lawrence Ave Oceanside NY 11572
(Address of Principal Executive Offices)	(Zip Code)

(310) 734-2626
(Company’s Telephone Number, Including Area Code)

2850 W. Horizon Ridge Pkwy., Suite 200, Henderson, NV 89052

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

•	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 8.01 Other Events

On March 21, 2018, the Custodian of the Company conducted a meeting of creditors for purposes of identifying liabilities of the Company and for the Company’s creditors to present claims and participate in the distribution of any remaining assets of the Company. No creditors of the Company attended the meeting of creditors, filed a claim, or otherwise contacted Custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rarus Technologies Inc.

By:  /s/ David Lazar

Name: David Lazar
Title: Custodian

Date: March 22, 2018